SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 2, 2001


                        Pathnet Telecommunications, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
         (State or other jurisdiction of incorporation or organization)


            0-30155                                         52-2201331
            -------                                         ----------
     (Commission File No.)                                (I.R.S. Employer
                                                        Identification No.)


  11720 SUNRISE VALLEY DRIVE
          RESTON, VA                                          20191
  --------------------------                                  -----
(Address of principal executive offices)                   (Zip Code)

                                 (703) 390-1000
                                 --------------
              (Registrant's telephone number, including area code)

Item 3.     Bankruptcy or Receivership.

            On April 2, 2001, Pathnet Telecommunications, Inc., along with its direct and indirect subsidiaries, Pathnet, Inc., Pathnet Operating, Inc., Pathnet Operating of Virginia, Inc., Pathnet Real Estate LLC, and Pathnet Fiber Equipment LLC (collectively, the "Subsidiaries"), filed voluntary petitions for Chapter 11 bankruptcy protection in the US. Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). These cases have been assigned to Judge Peter
J. Walsh and designated as case numbers 01-1223 (PJW) through 01-1228 (PJW). No trustee, receiver or examiner has been appointed and Pathnet Telecommunications, Inc. and the Subsidiaries are continuing to operate their businesses as a debtors-in-possession while being subject to the supervision and orders of the Bankruptcy Court.

            On April 4, 2001, the Bankruptcy Court entered orders approving various first day motions and applications filed by Pathnet Telecommunications, Inc. and the Subsidiaries including orders authorizing (i) the maintenance of existing bank accounts, (ii) the payment of certain prepetition sales, use and other trust fund taxes, (iii) prohibiting utility companies from altering, refusing or discontinuing services and establishing procedures for providing adequate assurance of payment of utility companies, (iv) the continuance of certain employee benefits and the payment of certain employee compensation, and
(v) establishing a procedure for treatment of valid reclamation claims and prohibiting third parties from interfering with the delivery of Pathnet Telecommunications, Inc.'s goods.

            On April 2, 2001, Pathnet Telecommunications, Inc. issued a press release relating its bankruptcy filings. This release was attached to the Form 8-K that Pathnet Telecommunications, Inc. filed with the Securities and Exchange Commission on April 4, 2001, and is incorporated herein in its entirety by reference.


Item 7.  Financial Statements and Exhibits.

(c)      Exhibits:

99.1 The press release of Pathnet Telecommunications, Inc. dated April 2, 2001, incorporated by reference to Pathnet Telecommunications, Inc.'s Form 8-K (File No. 0-30155) filed by Pathnet
            Telecommunications, Inc., with the Securities and Exchange Commission on April 4, 2001.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PATHNET TELECOMMUNICATIONS, INC.


Dated:   April 12, 2001               By: /s/   Mary McDermott
                                      ------------------------
                                      Mary McDermott
                                      Senior Vice President, General Counsel and
                                       Secretary


                                INDEX TO EXHIBITS

Exhibit No.

99.1 Press Release dated April 2, 2001 incorporated by reference to Pathnet Telecommunications, Inc.'s Form 8-K (File No. 0-30155) filed by Pathnet Telecommunications, Inc. with the Securities and Exchange Commission on April 4, 2001.